EXHIBIT 99.11
                                -------------

                            Collateral Term Sheet.

Global Structured Finance                                                                                             163 records
                                                                                                             Balance: 502,253,702


                                                            CWMBS 05-11
                                                            Group 5 & 6
==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                   Number      Aggregate        Percent       Average
                       of        Current       of Loans      Original       W.A.   Min.    W.A.    Max.       Min.       W.A.
                 Mortgage      Principal   by Principal     Principal      Gross   FICO    FICO    FICO   Original   Original
ZIP                 Loans        Balance        Balance       Balance     Coupon  Score   Score   Score        LTV        LTV
------------------------------------------------------------------------------------------------------------------------------
90210                  14    $50,348,092         10.02%    $3,600,750     3.812%    623     735     795     47.30%     56.24%
90265                   9     26,341,505           5.24     2,930,111      3.261    669     712     756      45.45      62.05
92067                   8     22,044,416           4.39     2,760,094      4.460    635     699     748      43.75      57.35
90049                   6     19,895,622           3.96     3,321,667      3.966    692     715     754      50.00      55.22
90077                   4     16,521,806           3.29     4,137,500      3.966    679     698     709      55.00      60.30
92037                   4     14,712,086           2.93     3,681,250      4.160    697     746     770      53.85      58.21
95070                   4     11,359,089           2.26     2,843,750      4.435    678     739     791      46.77      56.10
92651                   4     10,808,049           2.15     2,704,500      3.162    678     728     778      50.00      56.14
93108                   3     10,560,922           2.10     3,527,000      3.428    706     750     769      52.38      57.49
33139                   2      8,786,582           1.75     4,400,000      5.051    696     714     754      60.00      66.36
Other                 105    310,875,532          61.90     2,984,675      3.990    639     717     814      30.00      59.60
------------------------------------------------------------------------------------------------------------------------------

Total:                163   $502,253,702        100.00%    $3,098,357     3.957%    623     719     814     30.00%     59.02%
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------
                       W.A.
           Max.   Remaining      W.A.
       Original     Term to      Loan
ZIP         LTV    Maturity       Age
--------------------------------------
90210    65.00%         358         2
90265     70.00         358         2
92067     65.00         358         2
90049     63.91         358         2
90077     64.71         358         2
92037     70.00         358         2
95070     65.00         358         2
92651     70.00         358         2
93108     69.31         358         2
33139     80.00         357         3
Other     80.00         358         2
--------------------------------------

Total:   80.00%         358         2
--------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------
Banc of America Securities LLC                                     Page 1 of 2

Global Structured Finance                                                                                             163 records
                                                                                                             Balance: 502,253,702


                                                            CWMBS 05-11
                                                            Group 5 & 6
==================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                 Number      Aggregate       Percent        Average
                                     of        Current      of Loans       Original       W.A.   Min.    W.A.    Max.       Min.
                               Mortgage      Principal  by Principal      Principal      Gross   FICO    FICO    FICO   Original
City                              Loans        Balance       Balance        Balance     Coupon  Score   Score   Score        LTV
--------------------------------------------------------------------------------------------------------------------------------
Los Angeles , CA                     16    $55,400,610        11.03%     $3,468,438     4.097%    639     695     754     50.00%
Beverly Hills , CA                   12     44,718,380          8.90      3,730,875      3.701    623     740     795      47.30
Malibu , CA                           9     26,341,505          5.24      2,930,111      3.261    669     712     756      45.45
Rancho Santa Fe , CA                  8     22,044,416          4.39      2,760,094      4.460    635     699     748      43.75
San Francisco , CA                    5     21,268,400          4.23      4,258,000      3.511    654     706     746      58.80
La Jolla , CA                         4     14,712,086          2.93      3,681,250      4.160    697     746     770      53.85
Saratoga , CA                         4     11,359,089          2.26      2,843,750      4.435    678     739     791      46.77
Newport Beach , CA                    5     10,901,302          2.17      2,585,771      4.238    689     726     775      53.63
Laguna Beach , CA                     4     10,808,049          2.15      2,704,500      3.162    678     728     778      50.00
Miami Beach , FL                      2      8,786,582          1.75      4,400,000      5.051    696     714     754      60.00
Other                                94    275,913,282         54.94      2,940,192      3.985    643     722     814      30.00
--------------------------------------------------------------------------------------------------------------------------------

Total:                              163   $502,253,702       100.00%     $3,098,357     3.957%    623     719     814     30.00%
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                   W.A.
                            W.A.       Max.   Remaining      W.A.
                        Original   Original     Term to      Loan
City                         LTV        LTV    Maturity       Age
------------------------------------------------------------------
Los Angeles , CA          59.38%     78.53%         358         2
Beverly Hills , CA         56.14      65.00         358         2
Malibu , CA                62.05      70.00         358         2
Rancho Santa Fe , CA       57.35      65.00         358         2
San Francisco , CA         62.00      70.00         358         2
La Jolla , CA              58.21      70.00         358         2
Saratoga , CA              56.10      65.00         358         2
Newport Beach , CA         60.16      65.00         357         3
Laguna Beach , CA          56.14      70.00         358         2
Miami Beach , FL           66.36      80.00         357         3
Other                      59.03      80.00         358         2
------------------------------------------------------------------

Total:                    59.02%     80.00%         358         2
------------------------------------------------------------------




------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
------------------------------------------------------------------------------

Banc of America Securities LLC                                     Page 2 of 2